                            POWER-OF-ATTORNEY                   EXHIBIT 15


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CHRISTINE A. NIXON and MALLARY L. REZNIK or each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.





     As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                       TITLE                           DATE


/s/ ELI BROAD                   Chief Executive Officer
-----------------------------   and Chairman of the Board
    Eli Broad                    (Principal Executive
                                       Officer)

/s/ MARC H. GAMSIN              Senior Vice President
-----------------------------        and Director
    Marc H. Gamsin


/s/ N. SCOTT GILLIS             Senior Vice President
-----------------------------       and Director
    N. Scott Gillis             (Principal Financial
                                      Officer)

/s/ JAMES R. BELARDI            Senior Vice President
-----------------------------       and Director
    James R. Belardi


/s/ JANA W. GREER               Senior Vice President
-----------------------------       and Director
    Jana W. Greer


/s/ MAURICE S. HEBERT            Vice President and         December 18, 2000
-----------------------------        Controller
    Maurice S. Hebert           (Principal Accounting
                                      Officer)

/s/ JAY S. WINTROB              President and Director
-----------------------------
    Jay S. Wintrob





Date:  December 18, 2000